Annual Report

April 30, 1998

INVESCO Dynamics Fund

A Smart Choice For Seeking
Maximum Growth Potential

You should know
what INVESCO knows. (TM)

INVESCO FUNDS

Market Overview                                                        May 1998
     The market's strength continues to surprise even the most bullish pundits. Since the economic recession in 1990, equity prices in the U.S. have advanced with limited interruptions. From a historical perspective, this is the greatest bull market of all time. Exemplifying the underlying strength of this market, the Dow Jones Industrial Average(1) (an unmanaged index composed of 30 domestic large-capitalization stocks) reached these historic milestones on the following dates:
    o    1000 on November 14, 1972
    o    2000 on January 8, 1987
    o    3000 on April 17, 1991
    o    4000 on February 23, 1995
    o    5000 on November 21, 1995
    o    6000 on October 14, 1996
    o    7000 on February 13, 1997
    o    8000 on July 16, 1997
    o    9000 on April 6, 1998
    Notice that it took the Dow approximately 15 years to double from 1000 to 2000, eight years to double from 2000 to 4000, and a little over two years to double from 4000 to 8000. The phenomenal bull market of the 1990s has created more financial wealth than at any other time in history. Nonetheless, equity markets do go up and down, and it is highly unusual for stocks to consistently produce returns of 20% to 30% annually. Instead, history has shown that stock indexes average between 10% to 12% over longer time periods, and investors may need to adjust their expectations accordingly.
    Equity markets produced astonishingly strong returns in the last six months, although day-to-day volatility was sometimes extreme. Since the Asian financial crisis led to a correction in the fall of 1997, many domestic indexes have advanced by more than 20%. Although the crisis increased negative sentiment about the future direction of the economy and the market, it has done little to affect either so far. Domestic economic growth continues to exceed its historical average of 2% to 3%, yet we see no signs of inflation on the horizon -- an oxymoron in economic textbooks. (Historically, strong economic growth increases the demand for labor, which leads to increased wages and eventually inflation.) In fact, both consumer and producer prices remain stable and in many cases are declining.
    Understandably, consumer confidence is at its highest level in more than 27 years. Real wages are increasing and intense global competition is decreasing retail prices for many consumer goods. Plus, the chronic federal budget deficit, which has plagued the government for the last 18 years, might become a surplus in 1998 -- thus improving the chances for a tax cut for many Americans.
    At present, the economy is in what some call a "sweet spot," as benign inflation, strong economic growth, and low unemployment have increased consumers' confidence and willingness to spend money. The key to maintaining this environment will be continued gains in worker productivity and low interest rates. A decrease in productivity may lead to a slowdown in corporate earnings, which has been one of the underlying fundamentals of this bull market. In addition, a significant increase in interest rates would slow the rate of growth in the economy, and most likely reduce the price-to-earnings multiple that investors are willing to pay for equity securities. Meanwhile, the technical underpinnings needed to support a buoyant equity market, namely a strong and healthy economy, remain intact.

INVESCO Dynamics Fund
    According to independent fund analyst Lipper Analytical Services, Dynamics Fund ranked #6 of 55 capital appreciation funds for the 10-year period ended 4/30/98, based on total return performance. Over the five-year period, the fund was ranked #12 of 87 funds, and for the one-year period, #21 of 230 funds.(3)
    For the 12-month period ended 4/30/98, INVESCO Dynamics Fund achieved a total return of 56.42%, dramatically outperforming the S&P 500, which had a total return of 40.94%, and the S&P MidCap 400, which had a total return of 47.92%. (Of course, past performance is a not a guarantee of future results.)(1),(2)
    The line graph on the following page illustrates the value of a $10,000 investment in INVESCO Dynamics Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 4/30/98. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1),(2)

                           INVESCO Dynamics Fund
               Average Annual Total Return as of 4/30/98(2)

                1 year                             56.42%
                -----------------------------------------
                5 years                            22.75%
                -----------------------------------------
                10 years                           19.44%
                -----------------------------------------


Strategic Summary
    Our disciplined approach to growth investing targets companies that can generate above-average rates of revenue and earnings growth in the mid-capitalization range -- defined as market caps between one and 10 billion dollars. (Of course, the mid-cap range varies depending on prevailing market conditions.) We believe that mid-cap stocks offer the best growth opportunities in the market, as historically these firms experience the fastest-growing revenues and earnings of all capitalization-range companies.
    We use a bottom-up investment philosophy to develop the portfolio. This structured approach focuses the core portion of the portfolio, typically 40% to 60% of the fund's assets, on market-leading growth companies with defensible market positions. The remaining holdings consist of rapidly accelerating growth companies, which tend to experience higher volatility. Candidates for investment typically come from industries, sectors, or special situations that can generate above-average growth rates for the next three to five years. We prefer markets and industries where leadership is in a few hands, while avoiding slower-growing markets or industries.

Graph
    This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Dynamics Fund to the value of a $10,000 investment in the S&P 500 and S&P MidCap 400 Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 4/30/98.

    During the last 12 months, the fund experienced explosive returns due to low interest rates and strong stock selection. Some of the best results were produced by firms in the financial services, health care, technology, and telecommunications sectors. In the financial services sector, we have concentrated the fund's investments in regional banks and brokerage companies. Although these are not typically thought of as growth industries, the pace of consolidation creates enormous opportunities for institutions with strong regional franchises. (Of course, past performance is not a guarantee of future results.)
    Within the health care sector, the strongest returns over the last year were produced by companies that sell medical devices and supplies. Changing demographics in America have intensified the need for products that extend or improve the quality of life. In addition, as health care administrators focus on containing medical expenditures, products that can enhance patient care -- while reducing long-term costs -- are in increasing demand.
    Significant gains in extending the quality of life for patients have been made in the field of cardiac research. Exceptional returns were generated over the last year by the market-leading firm Guidant Corp., which experienced tremendous growth in earnings as their products for use in cardiac rhythm management, angioplasty devices, coronary artery disease intervention, and cardiac surgery have been well-received by the market. Our outlook on the medical devices and supplies industry remains positive, as current valuation levels appear reasonable compared to the growth in earnings.
    The telecommunications sector remains a dominant theme in the portfolio. The Telecommunications Act of 1996 created new opportunities for competitive local exchange carriers (CLECs) and telephone equipment companies. These firms are experiencing accelerating growth as they build their local phone networks (which are state-of-the-art, highly efficient systems) and expand their services. One of our favorite companies in this sector remains COLT Telecom Group PLC. COLT Telecom Group PLC is the leading European CLEC, and is seeing phenomenal growth as European countries begin to deregulate their phone systems.
    Although the technology sector endured extreme day-to-day price swings over the last year as a result of the Asian financial crisis, we are optimistic about its long-term potential. While the holdings and the composition of our holdings may change, the volatility, especially in the fall of 1997, allowed us to improve our portfolio quality and increase our positions in market-leading companies such as Maximum Integrated Products, PeopleSoft Inc., and America Online Inc. (AOL). In fact, AOL is a classic example of why to invest in mid-cap stocks. This Internet service provider struggled as a small-cap stock as the firm was just one of many companies providing Internet services. However, as time passed, they became the dominant player and evolved into a mid-cap stock. Now the market leader, they are rapidly expanding sales and revenue growth and the stock has been rewarded accordingly.
    Looking forward, extreme market volatility may continue for the rest of 1998, but we are confident about the fundamental underpinnings of mid-cap stocks. A strong, robust economy and low interest rates should continue to provide a positive backdrop for this equity market.

(1)The S&P 500 is an unmanaged index considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices, while the Dow Jones Industrial Average reflects performance of large-capitalization stocks.

(2)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions.

Fund Management
    INVESCO  Dynamics Fund is managed by INVESCO Senior Vice President  Timothy
J. Miller and Thomas R. Wald. Tim received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 19-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.
    Thomas R. Wald assumed responsibilities of co-manager in October 1997. He received his MBA from The Wharton School, University of Pennsylvania, and a BA from Tulane University. Before joining INVESCO in 1997, Tom was the senior health care analyst at Munder Capital Management.

Graph:
    This graph reflects the diversification of INVESCO Dynamics Fund by value of total net assets in basic materials, capital goods, communication services, consumer cyclicals, consumer staples, energy, finance, health care, technology, transportation, utilities and cash & cash equivalents as of 4/30/97, 10/31/97 and 4/30/98.

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Ten Largest Common Stock Holdings
April 30, 1998

Description                                                            Value
--------------------------------------------------------------------------------
Maxim Integrated Products                                           $32,098,125
Ascend Communications                                                28,577,000
Royal Caribbean Cruises Ltd                                          24,615,000
Edwards (J D) & Co                                                   24,046,875
McKesson Corp                                                        24,033,750
Xilinx Inc                                                           23,561,250
Warnaco Group Class A                                                23,448,750
PeopleSoft Inc                                                       23,250,000
Tele-Communications Inc-Liberty
   Media Group Class A                                               23,231,250
ALZA Corp                                                            22,290,937

Composition of holdings is subject to change.

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Statement of Investment Securities
April 30,1998

                                                            Shares or
                                                            Principal
Description                                                    Amount                   Value
---------------------------------------------------------------------------------------------
COMMON STOCKS 95.04%
AUTO PARTS 0.25%
O'Reilly Automotive*                                          125,000         $     3,437,500
                                                                              ---------------
AUTOMOBILES 1.10%
General Motors Class H                                        270,000              14,917,500
                                                                              ---------------
BANKS 2.46%
Star Banc                                                      65,700               4,151,419
State Street                                                  125,000               8,937,500
Summit Bancorp                                                175,000               8,771,875
Westamerica Bancorp                                           285,000               9,405,000
Zions Bancorp                                                  41,000               2,096,125
                                                                              ---------------
                                                                                   33,361,919
                                                                              ---------------
BEVERAGES 0.70%
Coca-Cola Enterprises                                         250,000               9,437,500
                                                                              ---------------
BROADCASTING 1.04%
Clear Channel Communications*                                 150,000              14,137,500
                                                                              ---------------
CABLE 5.12%
Cox Communications Class A*                                   274,700              12,258,487
Flextech PLC*                                               1,400,000              11,586,960
TCA Cable TV                                                  200,000              12,350,000
Tele-Communications Inc
   Liberty Media Group Class A*                               700,000              23,231,250
   TCI Group Series A*                                        310,000               9,997,500
                                                                              ---------------
                                                                                   69,424,197
                                                                              ---------------
COMMUNICATIONS -- EQUIPMENT
   & MANUFACTURING 1.73%
Aspect Telecommunications*                                    185,000               5,318,750
PairGain Technologies*                                        215,000               3,964,063
Tellabs Inc*                                                  200,000              14,175,000
                                                                              ---------------
                                                                                   23,457,813
                                                                              ---------------





COMPUTER RELATED 17.03%
America Online*                                               187,000              14,960,000
Ascend Communications*                                        656,000              28,577,000
Autodesk Inc                                                  200,000               9,400,000
AXENT Technologies*                                           300,000               7,875,000
BMC Software*                                                 150,000              14,034,375
Cambridge Technology Partners*                                100,000               5,225,000
Ceridian Corp*                                                240,000              13,575,000
Computer Horizons*                                            175,000               6,639,062
E*TRADE Group*                                                175,000               4,364,062
Edwards (J D) & Co*                                           675,000              24,046,875
Electronic Arts*                                              250,000              11,562,500
FORE Systems*                                                 450,000              10,293,750
Keane Inc*                                                    225,000              11,306,250
Networks Associates*                                          175,000              11,987,500
Parametric Technology*                                        350,000              11,189,073
PeopleSoft Inc*                                               500,000              23,250,000
SEMA Group PLC                                                150,000               5,459,916
Symantec Corp*                                                375,000              10,875,000
Wind River Systems*                                           180,000               6,232,500
                                                                              ---------------
                                                                                  230,852,863
                                                                              ---------------
CONSUMER FINANCE 0.54%
FIRSTPLUS Financial Group*                                    150,000               7,275,000
                                                                              ---------------
ELECTRICAL EQUIPMENT 0.70%
Chicago Miniature Lamp*                                       247,750               9,507,406
                                                                              ---------------
ELECTRONICS --
   SEMICONDUCTOR 6.80%
KLA-Tencor Corp*                                              405,000              16,326,563
Linear Technology                                             250,000              20,125,000
Maxim Integrated Products*                                    795,000              32,098,125
Xilinx Inc*                                                   515,000              23,561,250
                                                                              ---------------
                                                                                   92,110,938
                                                                              ---------------
EQUIPMENT --
   SEMICONDUCTOR 0.42%
Etec Systems*                                                 100,000               5,675,000
                                                                              ---------------




FINANCIAL 2.01%
Edwards (A G) Inc                                             207,500               9,337,500
Heller Financial*                                             136,000               3,672,000
Northern Trust                                                195,000              14,235,000
                                                                              ---------------
                                                                                   27,244,500
                                                                              ---------------
GAMING 1.71%
Mirage Resorts*                                               280,000               6,177,500
Sun International Hotels Ltd*                                 370,000              16,996,875
                                                                              ---------------
                                                                                   23,174,375
                                                                              ---------------
HEALTH CARE DRUGS --
   PHARMACEUTICALS 3.15%
ALZA Corp*                                                    465,000              22,290,937
Watson Pharmaceuticals*                                       475,000              20,425,000
                                                                              ---------------
                                                                                   42,715,937
                                                                              ---------------
HEALTH CARE RELATED 5.22%
Guidant Corp                                                  192,500              12,873,438
HBO & Co                                                      275,000              16,448,438
McKesson Corp                                                 340,000              24,033,750
Professional Staff PLC Sponsored
   ADR Representing Cmn Shrs*                                 149,900               2,698,200
Stryker Corp                                                  325,000              14,625,000
                                                                              ---------------
                                                                                   70,678,826
                                                                              ---------------
INSURANCE 3.46%
AFLAC Inc                                                     200,000              13,000,000
Hartford Life                                                 176,940               8,747,471
Nationwide Financial Services
   Class A                                                     87,325               3,787,722
Provident Cos                                                 202,500               7,910,156
UNUM Corp                                                     250,000              13,437,500
                                                                              ---------------
                                                                                   46,882,849
                                                                              ---------------
INVESTMENT BANK/
   BROKER FIRM 2.47%
Bear Stearns                                                  185,000              10,556,562
Lehman Brothers Holdings                                      125,000               8,882,813
Price (T Rowe) Associates                                     185,000              13,967,500
                                                                              ---------------
                                                                                   33,406,875
                                                                              ---------------





LEISURE TIME 2.84%
International Game Technology                                 500,000              13,906,250
Royal Caribbean Cruises Ltd                                   360,000              24,615,000
                                                                              ---------------
                                                                                   38,521,250
                                                                              ---------------
MACHINERY 0.69%
Cincinnati Milacron                                           300,000               9,318,750
                                                                              ---------------
OFFICE EQUIPMENT &
   SUPPLIES 0.45%
Steelcase Inc                                                 175,200               6,066,300
                                                                              ---------------
OIL & GAS RELATED 8.35%
Anadarko Petroleum                                             90,000               6,592,500
BJ Services*                                                  275,000              10,312,500
Camco International                                           170,000              11,538,750
Coflexip SA Sponsored ADR
   Representing 1/2 Ord Shrs*                                 255,000              18,168,750
Cooper Cameron*                                               303,300              20,150,494
EEX Corp*                                                   1,250,000              12,109,375
Enron Oil & Gas                                               200,000               4,675,000
Global Industries Ltd*                                        375,000               8,507,812
Nabors Industries*                                            300,000               7,556,250
Noble Affiliates                                              150,000               6,468,750
Vastar Resources                                              150,000               7,134,375
                                                                              ---------------
                                                                                  113,214,556
                                                                              ---------------
PAPER & FOREST PRODUCTS 1.34%
Fort James                                                    365,000              18,113,125
                                                                              ---------------
POLLUTION CONTROL 1.92%
USA Waste Services*                                           359,375              17,631,836
Waste Management                                              250,000               8,375,000
                                                                              ---------------
                                                                                   26,006,836
                                                                              ---------------
RAILROADS 1.17%
Kansas City Southern Industries                               350,000              15,815,625
                                                                              ---------------



RETAIL 2.70%
Costco Cos*                                                   100,000               5,587,500
Fastenal Co                                                    30,000               1,678,125
Meyer (Fred) Inc*                                             241,200              10,823,850
Tandy Corp                                                    371,700              18,492,075
                                                                              ---------------
                                                                                   36,581,550
                                                                              ---------------
SAVINGS & LOAN 1.43%
Peoples Heritage Financial Group                              250,000              12,062,500
Sovereign Bancorp                                             390,000               7,361,250
                                                                              ---------------
                                                                                   19,423,750
                                                                              ---------------
SERVICES 7.68%
Avis Rent A Car*                                              175,000               4,582,812
Budget Group Class A*                                         603,500              20,217,250
Gartner Group Class A*                                        325,000              10,765,625
i2 Technologies*                                              150,000              10,012,500
Omnicom Group                                                 300,000              14,212,500
Robert Half International*                                    325,000              17,590,625
Snyder Communications*                                        250,000              10,625,000
WPP Group PLC                                               2,530,000              16,053,458
                                                                              ---------------
                                                                                  104,059,770
                                                                              ---------------
TELECOMMUNICATIONS --
   CELLULAR & WIRELESS 2.02%
Millicom International Cellular SA*                           250,000               9,781,250
NEXTEL Communications Class A*                                300,000               8,606,250
Western Wireless Class A*                                     465,000               9,067,500
                                                                              ---------------
                                                                                   27,455,000
                                                                              ---------------
TELECOMMUNICATIONS --
   LONG DISTANCE 2.89%
COLT Telecom Group PLC
   Sponsored ADR Representing
   4 Ord Shrs*                                                140,500              12,100,563
Level 3 Communications*                                       181,600              11,259,200
Pacific Gateway Exchange*                                     170,000               9,690,000
STAR Telecommunications*                                      225,000               6,089,063
                                                                              ---------------
                                                                                   39,138,826
                                                                              ---------------


TELEPHONE 1.74%
Century Telephone Enterprises                                 297,500              12,662,344
Intermedia Communications*                                    150,000              10,947,656
                                                                              ---------------
                                                                                   23,610,000
                                                                              ---------------
TEXTILE -- APPAREL
   MANUFACTURING 2.35%
Polo Ralph Lauren*                                            300,000               8,437,500
Warnaco Group Class A                                         555,000              23,448,750
                                                                              ---------------
                                                                                   31,886,250
                                                                              ---------------
TOYS 0.47%
Hasbro Inc                                                    172,700               6,357,519
                                                                              ---------------
TRUCKERS 1.09%
CNF Transportation                                            382,900              14,789,512
                                                                              ---------------
TOTAL COMMON STOCKS
   (Cost $1,037,666,085)                                                        1,288,057,117
                                                                              ---------------
PREFERRED STOCKS 1.02%
AUTOMOBILES 1.02%
Porsche AG Non-Voting Pfd
   (Cost $10,864,437)                                           5,500              13,761,513
                                                                              ---------------
SHORT-TERM INVESTMENTS --
   REPURCHASE AGREEMENTS 3.94%
Repurchase  Agreement  with
  State  Street  Bank & Trust Co
  dated  4/30/1998  due 5/1/1998
  at 5.470%,  repurchased at
  $53,403,113  (Collaterized by
  US Treasury Bonds due 11/15/2015
  at 9.875%, value $54,801,605)
  (Cost $53,395,000)                                     $ 53,395,000              53,395,000
                                                                              ---------------
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost  $1,101,925,522)
 (Cost for Income Tax Purposes
 $1,103,273,470)                                                              $ 1,355,213,630
                                                                              ===============

*  Security is non-income producing.

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Statement of Assets and Liabilities
April 30, 1998

ASSETS
Investment Securities at Value
   (Cost $1,101,925,522) ~                                       $1,355,213,630
Cash
                                                                      4,854,005
Receivables:
   Investment Securities Sold                                        21,438,605
   Fund Shares Sold                                                  22,736,685
   Dividends and Interest                                               180,312
Prepaid Expenses                                                         89,056
                                                                ---------------
TOTAL ASSETS                                                      1,404,512,293
                                                                ---------------
LIABILITIES
Payables:
   Investment Securities Purchased                                   55,449,086
   Fund Shares Repurchased                                            8,419,322
Accrued Distribution Expenses                                           269,691
Accrued Expenses and Other Payables                                      75,350
                                                                ---------------
TOTAL LIABILITIES                                                    64,213,449
                                                                ---------------
Net Assets at Value                                             $ 1,340,298,844
                                                                ================
NET ASSETS
Paid-in Capital*                                                $   973,346,710
Accumulated Undistributed Net
   Investment Loss                                                     (37,999)
Accumulated Undistributed Net Realized
   Gain on Investment Securities and
   Foreign Currency Transactions                                    113,702,025
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                                253,288,108
                                                                ---------------
Net Assets at Value                                             $ 1,340,298,844
                                                                ===============
Net Asset Value, Offering and Redemption
   Price per Share                                                       $16.41
                                                                         ======

~ Investment securities at cost and value at April 30, 1998 include a repurchase agreement of $53,395,000.

* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 81,696,428 were outstanding at April 30, 1998.

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. - Dynamics Fund
Statement of Operations
Year Ended April 30, 1998

INVESTMENT INCOME
INCOME
Dividends                                                            $4,606,293
Interest                                                              2,272,468
   Foreign Taxes Withheld                                              (71,362)
                                                                ---------------
   TOTAL INCOME                                                       6,807,399
                                                                ---------------
EXPENSES
Investment Advisory Fees                                              5,874,212
Distribution Expenses                                                 2,674,606
Transfer Agent Fees                                                   2,156,766
Administrative Fees                                                     170,476
Custodian Fees and Expenses                                             176,552
Directors' Fees and Expenses                                             65,591
Professional Fees and Expenses                                           58,021
Registration Fees and Expenses                                          154,490
Reports to Shareholders                                                 159,572
Other Expenses                                                           60,327
                                                                ---------------
   TOTAL EXPENSES                                                    11,550,613
   Fees and Expenses Paid Indirectly                                  (119,641)
                                                                ---------------
   NET EXPENSES                                                      11,430,972
                                                                ---------------
NET INVESTMENT LOSS                                                 (4,623,573)
                                                                ---------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                220,083,978
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                     236,377,288
                                                                ---------------
NET GAIN ON INVESTMENT SECURITIES                                   456,461,266
                                                                ---------------
Net Increase in Net Assets from Operations                      $   451,837,693
                                                                ===============

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. - Dynamics Fund
Statement of Changes in Net Assets


                                                                Year Ended April 30
                                                      ---------------------------------------
                                                                1998            1997

OPERATIONS
Net Investment Loss                                   $   (4,623,573)        $    (2,464,148)
Net Realized Gain on
   Investment Securites and
   Foreign Currency Transactions                          220,083,978              40,252,470
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign Currency
   Transactions                                           236,377,288            (65,105,461)
                                                      ---------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS                          451,837,693            (27,317,139)
                                                      ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                         (133,519,730)            (80,828,360)
                                                      ---------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           1,320,495,638             822,575,123
Reinvestment of Distributions                             130,727,993              78,801,267
                                                      ---------------------------------------
                                                        1,451,223,631             901,376,390
Amounts Paid for Repurchases
   of Shares                                          (1,191,638,369)           (809,251,030)
                                                      ---------------------------------------
NET INCREASE IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS                                     259,585,262              92,125,360
                                                      ---------------------------------------
Total Increase (Decrease) in
   Net Assets                                             577,903,225            (16,020,139)
NET ASSETS
Beginning of Period                                       762,395,619             778,415,758
                                                      ---------------------------------------
End of Period (Including
   Accumulated Undistributed
   Net Investment Loss of
   ($37,999) and ($9,165)
   respectively)                                        1,340,298,844             762,395,619

                                                      =======================================





FUND SHARE TRANSACTIONS
Shares Sold                                                88,367,135              61,735,689
Shares Issued from Reinvestment
   of Distributions                                         9,785,039               6,127,628
                                                      ---------------------------------------
                                                           98,152,174              67,863,317
Shares Repurchased                                       (79,868,425)            (61,637,091)
                                                      ---------------------------------------
Net Increase in Fund Shares                                18,283,749               6,226,226
                                                      =======================================

See Notes to Financial Statements

INVESCO Capital Appreciation Funds, Inc. - Dynamics Fund
Notes to Financial Statements
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Capital Appreciation Funds, Inc. is incorporated in Maryland and presently consists of Dynamics Fund (the "Fund"). The investment objective of the Fund is to seek appreciation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities  or  by a  pricing  service  approved  by  the  Fund's  board  of directors.
     Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
     If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.
     Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
     Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.
B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis.
     The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such foreign investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
     The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
     Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 1998, 0% qualified for
   the  dividends  received   deduction   available  to  the  Fund's  corporate
   shareholders.
     Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date.
   The  Fund   distributes  net  realized   capital  gains,  if  any,  to  its
   shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards. For the year ended April 30, 1998, the Fund reclassified $4,606,790 from accumulated undistributed net realized gain on investment securities to accumulated undistributed net investment income and $12,051 from accumulated undistributed net investment income to paid-in capital. Net investment income, net realized gains and net assets were not affected.
F. FORWARD FOREIGN CURRENCY CONTRACTS --The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
G. EXPENSES -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
     For the year ended April 30, 1998, Fees and Expenses Paid Indirectly consisted of $119,188 included in Custodian Fees and Expenses and $453 included in Transfer Agent Fees.
NOTE 2 -- INVESTMENT  ADVISORY AND OTHER  AGREEMENTS.  INVESCO Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
    In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund were made by ITC. Fees for such sub-advisory services were paid by IFG. Effective February 4, 1998, such responsibilities were transfered to IFG.
    In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
    IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

    A plan of  distribution  pursuant  to Rule  12b-1  of the Act  provides  for compensation of marketing and advertising expenditures to IFG (the "Distributor") to a maximum of 0.25% of annual average net assets. For the year ended April 30, 1998, the Fund paid the Distributor $2,557,942 under the plan of distribution. Effective September 29, 1997, INVESCO Distributors, Inc., ("IDI") a wholly owned subsidiary of IFG, replaced IFG as distributor.
NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $1,962,393,719 and $1,818,670,902, respectively.
     There were no purchases or sales of U.S. Government securities.
NOTE 4 -- APPRECIATION AND DEPRECIATION. At April 30, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $262,844,557 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $10,904,397, resulting in net appreciation of $251,940,160.
NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, IDI or ITC.
    The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits will be based on an annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
    Pension expenses for the year ended April 30, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $16,648. Unfunded accrued pension costs of $30,472 and pension liability of $68,459 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At April 30, 1998, there were no such borrowings.

INVESCO Capital Appreciation Funds, Inc. -- Dynamics Fund
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                                                  Year Ended April 30
                                                         ------------------------------------------------------------------
                                                           1998           1997           1996           1995           1994
PER SHARE DATA
Net Asset Value-- Beginning of Period                    $12.02         $13.61         $11.38         $10.15         $10.89
                                                         ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.05)         (0.04)          0.02            0.03         (0.02)
Net Gain or (Losses) on Securities
   (Both Realized and Unrealized)                          6.39         (0.19)           3.94           1.34           1.99
                                                         ------------------------------------------------------------------
Total from Investment Operations                           6.34         (0.23)           3.96           1.37           1.97
                                                         ------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.00           0.00           0.02           0.03           0.00
Distributions from Capital Gains                           1.95           1.36           1.71           0.11           2.71
                                                         ------------------------------------------------------------------
Total Distributions                                        1.95           1.36           1.73           0.14           2.71
                                                         ------------------------------------------------------------------
Net Asset Value-- End of Period                          $16.41         $12.02         $13.61         $11.38         $10.15
                                                         ==================================================================

TOTAL RETURN                                             56.42%        (2.34%)         36.32%         13.57%         17.86%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                                    $1,340,299       $762,396       $778,416       $421,600       $287,293





Ratio of Expenses to Average
   Net Assets                                            1.08%@         1.16%@         1.14%@         1.20%#          1.17%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                (0.43%)        (0.31%)          0.16%         0.33%#        (0.37%)
Portfolio Turnover Rate                                    178%           204%           196%           176%           169%



+ Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.



Report of Independent Accountants



To the Board of Directors and Shareholders of INVESCO Capital Appreciation Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Dynamics Fund (the sole portfolio of INVESCO Capital Appreciation Funds, Inc., hereafter referred to as the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and the application of alternative auditing procedures were securities purchased had not been received, provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Denver, Colorado
May 29, 1998


                                        FAMILY OF FUNDS



                                                                                  Newspaper
Fund Name                 Fund Code               Ticker Symbol                 Abbreviation
--------------------------------------------------------------------------------------------
International
International Growth             49                       FSIGX                        IntlGr
Emerging Markets                 43                           *                             *
Asian Growth                     41                       IVAGX                       AsianGr
Pacific Basin                    54                       FPBSX                         PcBas
European                         56                       FEURX                         Europ
European Small Company           37                       IVECX                      EuroSmCo
Latin American Growth            34                       IVSLX                     LatinAmGr
---------------------------------------------------------------------------------------------
Sector
Energy                           50                       FSTEX                         Enrgy
Environmental Services           59                       FSEVX                        Envirn
Financial Services               57                       FSFSX                        FinSvc
Gold                             51                       FGLDX                          Gold
Health Sciences                  52                       FHLSX                        HlthSc
Leisure                          53                       FLISX                        Leisur
Realty                           42                       IVSRX                        Realty
Technology                       55                       FTCHX                          Tech
Utilities                        58                       FSTUX                          Util
Worldwide Capital Goods          38                       ISWGX                        WldCap
Worldwide Communications         39                       ISWCX                        WldCom
---------------------------------------------------------------------------------------------
Equity
Growth                           10                       FLRFX                         Grwth
Dynamics                         20                       FIDYX                          Dynm
Small Company Growth             60                       FIEGX                       SmCoGth
Value Equity                     46                       FSEQX                         ValEq
Small Company Value              74                       IDSCX                       SmCoVal
S&P 500 Index Fund Class II      23                           *                             *
---------------------------------------------------------------------------------------------
All-Weather
Industrial Income                15                       FIIIX                        IndInc
Multi-Asset Allocation           70                       IMAAX                      MulAstAl
Total Return                     48                       FSFLX                        TotRtn
Balanced                         71                       IMABX                           Bal
---------------------------------------------------------------------------------------------
Bond
Short-Term Bond                  33                       INIBX                        ShTrBd





Intermediate Government Bond     47                       FIGBX                        IntGov
U.S. Government Securities       32                       FBDGX                         USGvt
Select Income                    30                       FBDSX                        SelInc
High Yield                       31                       FHYPX                         HiYld
---------------------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond       36                       IVTIX                             *
Tax-Free Long-Term Bond          35                       FTIFX                         TxFre
---------------------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund       44                       FUGXX                      InvGvtMF
Cash Reserves                    25                       FDSXX                       InvCshR
Tax-Free Money Fund              40                       FFRXX                    InvTaxFree

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

EasiVest makes it easy to pay yourself first.

   It seems that for most of us the hardest part of investing at regular intervals comes down to simply writing the check, finding the stamp, and putting it in the mail. But with INVESCO's EasiVest it's so easy that we'll do almost all the work for you.

   After you fill out the authorization and return it with a voided check, the exact dollar amount you specify will be electronically transferred from your bank account to your designated fund on the same day each month.

   Using EasiVest is one of the few times when you'll find the easy way may also be one of the best.

   For years smart investors have used an investment strategy known as dollar-cost averaging. It only makes sense that when prices are high an investor will want to buy fewer shares, and when prices are low he will want to buy more. By investing a fixed amount at regular intervals with INVESCO's EasiVest, you can take advantage of these market fluctuations.

   Over a sufficient period of time, dollar-cost averaging may make the average price you pay per share less than the actual average price per share. So follow the lead of successful investors and take advantage of dollar-cost averaging with INVESCO's EasiVest.

   Like other investment systems, periodic investment plans to not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

   Just follow these simple authorization instructions and let INVESCO's EasiVest help you build for your future.

1. Call your bank for their ABA and account numbers. Then complete the EasiVest authorization and sign it the same way you would your personal checks.

2.   Enclose an unsigned, personal check or savings deposit slip marked "Void."

3. Place a voided check or savings deposit slip and signed authorization form in an envelope; then mail it to us.

   It's that easy to start building your mutual fund portfolio. And you can take advantage of INVESCO's EasiVest with as little as $50 a month.

Questions?  Call us at 1-800-525-8085.

EASIVEST AUTHORIZATION FOR AUTOMATIC INVESTMENTS

   Before returning this Authorization, please be sure to contact your bank for the correct ABA number and account number.

I authorize INVESCO Funds Group to transfer money from my checking or savings account on or about the 7th or 21st (check one) day of each month for the amounts and funds indicated below:

Fund-------------------------------------- Acct.#-------------------------------

$---------------------------- ($50 minimum)       --- 7th        ---21st

--------------------------------------------------------------------------------
Bank Name
--------------------------------------------------------------------------------
Bank Street Address
--------------------------------------------------------------------------------
City, State, Zip                       (      )
-------------------------------------- -----------------------------------------
ABA Number (available from your bank)  Bank Phone Number

---------------------------            This is a --- Checking Account
Bank Account Number                              --- Savings Account

--------------------------------------------------------------------------------
Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Joint Owner's Name (First, Middle Initial, Last)
--------------------------------------------------------------------------------
Owner Street Address
--------------------------------------------------------------------------------
City, State, Zip
--------------------------------------------------------------------------------
Signature                                            Date
--------------------------------------------------------------------------------
Signature                                            Date
(     )                                (     )
--------------------------------------------------------------------------------
Daytime Telephone Number
                                       Evening Telephone Number

Don't forget to attach a voided check or deposit slip.

This authority is to remain in effect until I revoke it in writing and, until INVESCO receives such notification, I agree INVESCO will be fully protected in honoring any such electronic debit. I further agree that if any such electronic debit is not honored, whether with cause or without cause and whether intentionally or unintentionally, INVESCO will not be liable whatsoever. This authorization will become a part of the fund application subject to the terms, representations and conditions thereof.

Like other investment systems, period investment plans do not insure a profit, nor do they protect against loss in a falling market. Since these plans involve continuous investment in securities regardless of fluctuating price levels in the market, you should consider your financial ability to continue purchases through low price levels. Finally, be aware that you will incur a loss under the plan if you decide to liquidate your account when the market value of accumulated shares is less than their cost.

INVESCO FUNDS

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, CO 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of
our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be preceded
or accompanied by a current prospectus.